Exhibit 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, JANUARY 29, 2004

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

FOURTH QUARTER AND 2003 RESULTS

Fourth Quarter

Twelve Months

2003

2002

2003

2002

Net Income

$ Millions

6,650

4,090

21,510

11,460

$ Per Common Share

Assuming Dilution

1.01

0.60

3.23

1.68

Earnings Excluding Merger Effects,

Discontinued Operations, Accounting

Change and Other Special Items

$ Millions

4,420

3,790

17,030

11,501

$ Per Common Share

Assuming Dilution

0.68

0.56

2.56

1.69

Revenue - $ Millions

65,952

56,211

246,738

204,506

Capital & Exploration

Expenditures - $ Millions

4,360

4,025

15,525

13,955

IRVING, TX, January 29 -- Exxon Mobil Corporation today reported fourth quarter results.  Net income was $6,650 million ($1.01 per share), an increase of $2,560 million from the fourth quarter of 2002, and included a special item of $2,230 million relating to the settlement of a long-running U.S. tax dispute.  Excluding merger effects, discontinued operations and special items, earnings increased $630 million from the fourth quarter of 2002.

Revenue for the fourth quarter of 2003 totaled $65,952 million compared with $56,211 million in 2002.  Capital and exploration expenditures of $4,360 million in the fourth quarter of 2003 were up $335 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"Strong fourth quarter earnings continued to reflect the improved results we have seen throughout 2003.

"ExxonMobil's full year 2003 net income was a record $21,510 million.  Full year 2003 earnings excluding special items and a required accounting change in the first quarter were also a record at $17,030 million, representing much stronger results in all areas of the business.

"Fourth quarter upstream earnings were $3,269 million, an increase of $267 million from 2002 results.  The increase in earnings reflected higher average crude and natural gas prices.

"Liquids volumes increased 4% in the quarter due to production from new projects in West Africa and Norway.  On an oil-equivalent basis, production was down 1% with contributions from new projects more than offset by natural field decline of both oil and gas.

"Plans for long-term capacity increases remain on track as reflected by strong liquids volumes growth in the fourth quarter and higher capital spending, which for the year is up over 15%.

"Downstream earnings of $736 million, were down $85 million from last year's fourth quarter reflecting weaker marketing results.

"Chemicals earnings of $476 million increased $400 million from last year's fourth quarter due to improved margins and favorable foreign exchange effects.

"ExxonMobil continued its active investment program in the fourth quarter, spending $4,360 million on capital and exploration projects, compared with $4,025 million last year, reflecting continued growth in upstream spending.

"During the quarter, the corporation acquired 50 million shares at a gross cost of $1,832 million to offset the dilution associated with benefit plans and to reduce common stock outstanding."

Additional comments on earnings for the major operating segments follow:

Fourth Quarter 2003 vs. Fourth Quarter 2002

Upstream earnings were $3,269 million, up $267 million from the fourth quarter 2002, reflecting higher crude oil and natural gas realizations.

Liquids production of 2,595 kbd (thousands of barrels per day) increased 4% from 2,497 kbd in the fourth quarter of 2002.  Higher production from new projects in West Africa and Norway, and reduced OPEC quota restrictions, were partly offset by natural field decline in mature areas.

Fourth quarter natural gas production was 10,858 mcfd (millions of cubic feet per day) compared with 11,667 mcfd last year.  Contributions from new projects and work programs were more than offset by lower demand and operational outages at partner operated facilities in Europe, natural field decline in mature areas and reduced entitlement effects.

Earnings from U.S. upstream operations were $856 million, up $99 million.  Non-U.S. upstream earnings of $2,413 million were $168 million higher than last year.

Downstream earnings of $736 million were down $85 million from the fourth quarter of last year reflecting weaker marketing results.  Petroleum product sales were 8,237 kbd, 220 kbd higher than last year's fourth quarter.

U.S. downstream earnings were $384 million, down $19 million.  Non-U.S. downstream earnings of $352 million were $66 million lower than last year's fourth quarter.

Chemicals earnings of $476 million were up $400 million from last year due to stronger margins, reduced operating expenses, favorable foreign exchange effects and positive inventory impacts.  Prime product sales of 6,692 kt (thousands of metric tons) were up 78 kt.

Corporate and financing expenses of $61 million, excluding the special tax settlement item, decreased by $48 million.  During the period, the company continued to benefit from favorable tax related items.

During the fourth quarter of 2003, Exxon Mobil Corporation purchased 50 million shares of its common stock for the treasury at a gross cost of $1,832 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,610 million at the end of the third quarter of 2003 to 6,568 million at the end of the fourth quarter.  Purchases may be made in both the open market and through negotiated transactions.  Purchases may be increased, decreased or discontinued at any time without prior notice.

Full Year 2003 vs. Full Year 2002

Net income of $21,510 million ($3.23 per share) was a record and increased $10,050 million from 2002.  Excluding a required accounting change, special items, merger effects and discontinued operations, earnings of $17,030 million ($2.56 per share) were also a record and were $5,529 million higher than 2002.  Net income for 2003 included a $550 million positive impact for the required adoption of FAS 143 relating to accounting for asset retirement obligations.  Net income also included one-time special items of $2,230 million relating to the positive settlement of a long-running U.S. tax dispute and $1,700 million from a gain on the transfer of shares in Ruhrgas AG, a German gas transmission company.  Net income for 2002 included $275 million of after-tax merger expenses, $449 million in earnings from discontinued operations and a special charge of $215 million related to the deferred income tax effect of the 10% supplementary U.K. tax on North Sea operations.

Upstream earnings, excluding special items, of $12,802 million increased $2,989 million due to higher liquids and natural gas realizations.  Excluding the effects of operational outages in the North Sea and West Africa, the national strike in Venezuela and price related entitlement effects, total oil and natural gas producible volumes were up 1%.  Actual oil-equivalent production, including these impacts, was down 1%.

Liquids production of 2,516 kbd increased 20 kbd from 2002.  Higher production in West Africa, Norway and Canada and lower OPEC-driven quota constraints, were partly offset by natural field decline and the impact of operational problems in the North Sea and West Africa which mainly occurred in the second quarter of 2003.

Natural gas production of 10,119 mcfd decreased 333 mcfd from 2002.  Higher demand in the first half of the year in Europe and contributions from new projects and work programs were more than offset by natural field decline, reduced entitlements and operational outages in the North Sea.

Earnings from U.S. upstream operations for 2003 were $3,905 million, an increase of $1,381 million.  Earnings outside the U.S., excluding the effects of special items, were $8,897 million, $1,608 million higher than last year.

Downstream earnings of $3,516 million increased by $2,216 million from 2002 reflecting higher worldwide refining and marketing margins.  Petroleum product sales of 7,957 kbd compared with 7,757 kbd in 2002.

U.S. downstream earnings were $1,348 million, up $655 million.  Non-U.S. downstream earnings of $2,168 million were $1,561 million higher than last year.

Chemicals earnings of $1,432 million were up $602 million from 2002 due to improved margins and favorable foreign exchange effects.  Prime product sales of 26,567 kt were down 39 kt.

Corporate and financing expenses, excluding special items, of $720 million increased by $278 million mainly due to higher U.S. pension costs.

During 2003, Exxon Mobil Corporation purchased 163 million shares of its common stock for the treasury at a gross cost of $5,881 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on January 29, 2004.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production and capacity growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry; political events or disturbances; changes in OPEC quotas; changes in technical or operating conditions or rates of natural field decline; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2002 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the fourth quarter press release includes both net income and earnings excluding a required accounting change, special items, merger expenses and discontinued operations.  Earnings that exclude the aforementioned items are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 26 and 27 in the 2002 Form 10-K and is also available through our website at www.exxonmobil.com.  Additional information on the required accounting change is contained on pages 34 and 35 in the 2002 Form 10-K.

ATTACHMENT I

EXXON MOBIL CORPORATION

FOURTH QUARTER 2003

 (millions of dollars, except per share amounts)

Fourth Quarter

Twelve Months

2003

2002

2003

2002

EARNINGS / EARNINGS PER SHARE

Total revenue

65,952

56,211

246,738

204,506

Total costs and other deductions

56,574

50,794

214,772

186,996

Income before income taxes

$9,378

$5,417

$31,966

$17,510

Income taxes

2,728

1,727

11,006

6,499

Income from continuing operations

$6,650

$3,690

$20,960

$11,011

Discontinued operations

0

400

0

449

Accounting change

0

0

550

0

Net income (U.S. GAAP)

$6,650

$4,090

$21,510

$11,460

Net income per common share (dollars)

Income from continuing operations

1.01

0.54

3.16

1.62

Discontinued operations

0.00

0.06

0.00

0.07

Accounting change

0.00

0.00

0.08

0.00

Net income

$1.01

$0.60

$3.24

$1.69

Net income per common share

 - assuming dilution (dollars)

Income from continuing operations

1.01

0.54

3.15

1.61

Discontinued operations

0.00

0.06

0.00

0.07

Accounting change

0.00

0.00

0.08

0.00

Net income

$1.01

$0.60

$3.23

$1.68

(continued)

ATTACHMENT I (continued)

EXXON MOBIL CORPORATION

FOURTH QUARTER 2003

 (millions of dollars, except per share amounts)

Fourth Quarter

Twelve Months

2003

2002

2003

2002

OTHER FINANCIAL DATA

Dividends on common stock

Total

$1,649

$1,545

$6,515

$6,217

Per common share

$0.25

$0.23

$0.98

$0.92

Millions of common shares outstanding

At December 31

6,568

6,700

Average

6,580

6,712

6,634

6,753

Average-assuming dilution

6,612

6,755

6,662

6,803

Shareholders' equity at December 31

$89,972

$74,597

Capital employed at December 31

$102,105

$88,698

Income and other taxes

Income taxes

2,728

1,727

11,006

6,499

Excise taxes

6,228

5,816

23,855

22,040

All other taxes

10,726

9,380

40,107

35,746

Total taxes

$19,682

$16,923

$74,968

$64,285

ExxonMobil's share of income taxes

of equity companies:

$321

$245

$983

$778

ATTACHMENT II

EXXON MOBIL CORPORATION

FOURTH QUARTER 2003

FUNCTIONAL EARNINGS

(millions of dollars)

Fourth Quarter

Twelve Months

Net Income (U.S. GAAP)

2003

2002

2003

2002

Upstream

United States

856

757

3,905

2,524

Non-U.S.

2,413

2,245

10,597

7,074

Downstream

United States

384

403

1,348

693

Non-U.S.

352

418

2,168

607

Chemicals

United States

212

71

381

384

Non-U.S.

264

5

1,051

446

Corporate and financing

2,169

(109)

1,510

(442)

Merger expenses

0

(100)

0

(275)

Income from continuing operations

6,650

3,690

20,960

11,011

Discontinued operations

0

400

0

449

Accounting change

0

0

550

0

Net income (U.S. GAAP)

$6,650

$4,090

$21,510

$11,460

Merger Effects, Discontinued Operations, Accounting Change and Other Special Items

Upstream

Non-U.S.

0

0

1,700

(215)

Corporate and financing

2,230

0

2,230

0

Merger expenses

0

(100)

0

(275)

Discontinued operations

0

400

0

449

Accounting change

0

0

550

0

Corporate total

$2,230

$300

$4,480

($41)

Earnings Excluding Merger Effects, Discontinued Operations,

Accounting Change and Other Special Items

Upstream

United States

856

757

3,905

2,524

Non-U.S.

2,413

2,245

8,897

7,289

Downstream

United States

384

403

1,348

693

Non-U.S.

352

418

2,168

607

Chemicals

United States

212

71

381

384

Non-U.S.

264

5

1,051

446

Corporate and financing

(61)

(109)

(720)

(442)

Corporate total

$4,420

$3,790

$17,030

$11,501

ATTACHMENT III

EXXON MOBIL CORPORATION

FOURTH QUARTER 2003

Fourth Quarter

Twelve Months

2003

2002

2003

2002

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

607

650

610

681

Canada

364

375

363

349

Europe

589

603

579

592

Asia-Pacific

236

246

237

260

Africa

500

352

442

349

Other Non-U.S.

299

271

285

265

Worldwide

2,595

2,497

2,516

2,496

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

2,038

2,264

2,246

2,375

Canada

994

987

943

1,024

Europe

5,467

5,782

4,498

4,463

Asia-Pacific

1,711

2,015

1,803

2,019

Other Non-U.S.

648

619

629

571

Worldwide

10,858

11,667

10,119

10,452

Oil-equivalent production (koebd)*

4,405

4,442

4,203

4,238

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

FOURTH QUARTER 2003

Fourth Quarter

Twelve Months

2003

2002

2003

2002

Petroleum product sales (kbd)

United States

2,912

2,810

2,729

2,731

Canada

622

622

602

593

Europe

2,102

2,097

2,061

2,042

Asia-Pacific

1,693

1,581

1,675

1,503

Other Non-U.S.

908

907

890

888

Worldwide

8,237

8,017

7,957

7,757

Gasolines, naphthas

3,342

3,224

3,238

3,176

Heating oils, kerosene, diesel

2,568

2,406

2,432

2,292

Aviation fuels

673

698

662

691

Heavy fuels

662

680

638

604

Specialty products

992

1,009

987

994

Total

8,237

8,017

7,957

7,757

Refinery throughput (kbd)

United States

1,874

1,811

1,806

1,834

Canada

445

446

450

447

Europe

1,626

1,548

1,566

1,539

Asia-Pacific

1,345

1,449

1,390

1,379

Other Non-U.S.

313

282

298

244

Worldwide

5,603

5,536

5,510

5,443

Chemical product revenue

($ millions)

United States

$2,448

$2,247

$10,163

$8,713

Non-U.S.

$4,036

$3,101

$15,090

$11,597

Worldwide

$6,484

$5,348

$25,253

$20,310

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,717

2,783

10,740

11,386

Non-U.S.

3,975

3,831

15,827

15,220

Worldwide

6,692

6,614

26,567

26,606

ATTACHMENT IV

EXXON MOBIL CORPORATION

FOURTH QUARTER 2003

(millions of dollars)

Fourth Quarter

Twelve Months

2003

2002

2003

2002

Capital and Exploration Expenditures

Upstream

United States

571

584

2,125

2,357

Non-U.S.

2,733

2,297

9,863

8,037

Total

3,304

2,881

11,988

10,394

Downstream

United States

291

324

1,244

980

Non-U.S.

528

515

1,537

1,470

Total

819

839

2,781

2,450

Chemicals, administrative and

discontinued operations

United States

133

151

397

620

Non-U.S.

104

154

359

491

Total

237

305

756

1,111

Worldwide

$4,360

$4,025

$15,525

$13,955

Exploration expenses charged to income

included above

Consolidated affiliates

United States

144

57

256

220

Non-U.S.

306

249

735

679

Equity companies - ExxonMobil share

United States

0

0

1

0

Non-U.S.

6

33

25

39

Worldwide

$456

$339

$1,017

$938

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

1999

-

First Quarter

1,484

0.21

-

Second Quarter

1,954

0.29

-

Third Quarter

2,188

0.31

-

Fourth Quarter

2,284

0.33

Year

$7,910

$1.14

2000

-

First Quarter

3,480

0.50

-

Second Quarter

4,530

0.66

-

Third Quarter

4,490

0.63

-

Fourth Quarter

5,220

0.76

Year

$17,720

$2.55

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24